Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement Dated December 14, 2018
to the currently effective Statutory Prospectuses, as supplemented from time to time, for each series of Guggenheim Funds Trust other than Guggenheim Ultra Short Duration Fund (each, a “Fund” and, collectively, the “Funds”)
This supplement provides updated information beyond that contained in the Statutory Prospectuses and should be read in conjunction with the Statutory Prospectuses.
The third paragraph of the section of each Statutory Prospectus titled “Exchange Privilege” is deleted and replaced with the following:
Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or initial sales charge is presently imposed on such an exchange (other than on exchanges of Class A shares of Guggenheim Ultra Short Duration Fund for Class A shares of another fund in the Family of Funds that are subject to an initial sales charge). Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.

Please Retain This Supplement for Future Reference

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